EXHIIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2004

In connection with the annual Report of Island Critical Care Corp. on Form 10-KSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  August 10, 2004          /s/ Marc Juliar
                                 ----------------------
                                 Name: Marc Juliar
                                 Title: Chief Executive Officer

Dated:  August 10, 2004          /s/ Marc Juliar
                                 ----------------------
                                 Name: Marc Juliar
                                 Title: Chief Financial Officer